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                        SUPPLEMENT TO THE PROSPECTUS OF
                  MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS
                               INVESTMENT SERIES
                    DATED MARCH 2, 1998, REVISED MAY 1, 1998

The twelfth paragraph under the heading "The Fund and its Management" appearing on page 13 of the Prospectus is hereby amended as follows:

        The MID-CAP GROWTH PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of the MID-CAP GROWTH PORTFOLIO (except for any brokerage fees) and to waive the compensation provided for the Portfolio in its Management Agreement with the Fund until such time as the Portfolio has $50 million of net assets or until April 30, 1999, whichever occurs first.

December 21, 1998
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